SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                             February 11, 2000
             -------------------------------------------------


                              CFS Bancorp, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                000-24611                 33-2042093
           --------                ---------                 ----------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation)                                       Identification No.)


      707 Ridge Road, Munster, Indiana                         46321
      --------------------------------                         -----
  (Address of principal executive offices)                   (Zip Code)



    Registrant's telephone number, including area code:  (219) 836-5500
                                                         ---------------

                                     N/A
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     (Former name or former address, if changed since last report)







Form 8-K
February 11, 2000
Page 2



ITEM 5.   OTHER EVENTS.
-------   -------------
          On February 11, 2000, CFS Bancorp, Inc. issued a press release announcing a correction in its calculation of basic and diluted earnings per share from $0.67 and $0.66 to $0.69 and $0.68, respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------   -------------------------------------------------------------------

               (a)  FINANCIAL STATEMENTS
                    --------------------
               No financial statements are required.

               (b)  PRO FORMA FINANCIAL INFORMATION
                    -------------------------------
               No pro forma financial information is required.

               (c)  EXHIBITS
                    ---------
                           NO.       DESCRIPTION
                           ---       -----------
                           99        Press Release, dated February 11, 2000


Form 8-K
February 11, 2000
Page 3


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CFS BANCORP, INC.



                              /s/ Thomas F. Prisby
                             ---------------------------------
                             By:  Thomas F. Prisby
                                  Chairman of the Board and
                                    Chief Executive Officer


Date: February 11, 2000